UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

EASTERN VIRGINIA BANKSHARES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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On March 26, 2013, these talking points were distributed to members of the board of directors of Eastern Virginia Bankshares, Inc. (“EVBS” or the “Company”) in connection with the transactions described below.

EVBS Talking Points

2013 Capital Raise and Related Strategic Initiatives

March 26, 2013

Summary of Capital Raise:

•	On March 26, 2013, EVBS announced that it entered into securities purchase agreements with certain institutional investors.

•

EVBS expects to raise gross proceeds of $45.0 million through private placement sales of approximately 4.6 million shares of common stock and 5.2 million shares of a new series of preferred stock (non-voting mandatorily convertible non-cumulative preferred stock).

•	The private placement sales remain subject to shareholder approval and other closing conditions.

•	The purchase price of each share of common stock and each share of preferred stock is $4.55 per share.

•	EVBS plans to conduct a $5.0 million rights offering to allow existing shareholders of EVBS to purchase shares of common stock at the same price ($4.55) as the institutional investors paid.

•	The rights offering will only close if the private placement sales are completed.

Talking Points

1. The Board of Directors of EVBS unanimously approved the private placement sales and the rights offering. The Board firmly believes that the 2013 Capital Raise is a great development for EVBS.

2. The private placements and rights offering will provide EVBS with the capital needed to execute the following strategic initiatives:

•	Accelerated disposition of a portion of EVBS’ adversely classified assets and “work-outs” for select other adversely classified assets.

•	Optimization of EVBS’s balance sheet through the restructuring of FHLB advances.

•	EVBS’ ultimate strategic initiatives are to (i) exit the written agreement with EVBS’ banking regulators and (ii) repurchase EVBS’ TARP preferred stock and warrants.

3. The private placements and the rights offering are complex, and the related strategic initiatives are also complex. I want you to have the most complete information available, which is from EVBS’s SEC filings or from our CEO and President.

•	You can access documents filed by the Company with the SEC free of charge via the SEC’s website at www.sec.gov.

•	You can contact Joe A. Shearin, President and Chief Executive Officer of EVBS, at (804) 443-8450.

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Additional Information

Certain investments discussed above involve the sale of securities in private transactions that will not be registered under the Securities Act of 1933, as amended, and will be subject to the resale restrictions under that Act. Such securities may not be offered or sold absent registration or an applicable exemption from registration. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a proxy statement in connection with the transactions contemplated herein (the “Proxy Statement”). The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies. The Proxy Statement will contain important information about the Company and related matters, including the current security holdings of the Company’s respective officers and directors. Security holders are urged to read the Proxy Statement carefully when it becomes available.

The written materials described above and other documents filed by the Company with the SEC will be available free of charge from the SEC’s website at www.sec.gov. In addition, free copies of these documents may also be obtained by directing a written request to: Patricia Gallagher, Eastern Virginia Bankshares, Inc., 330 Hospital Road, P.O. Box 1455, Tappahannock, Virginia 22560.

Forward-Looking Statements

Certain statements contained in this document that are not historical facts may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, certain statements may be contained in the Company’s future filings with the SEC, in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements of plans, objectives and expectations of the Company or its management or Board of Directors, including those relating to future events in connection with the private placements, including the consummation thereof, the conduct and terms of the rights offering, the use of gross proceeds from the private placements and the rights offering, restructuring of FHLB advances and the effects thereof, strategic initiatives, repurchasing preferred stock and warrants issued to the U.S. Treasury through the Troubled Asset Relief Program, exiting from the Written Agreement, products or services, or the performance or disposition of portions of the Company’s asset portfolio; (ii) statements of future economic performance; and (iii) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:

•	failure to obtain shareholder approval of the private placements or to satisfy any other condition to the closing of the private placements;

•	failure to consummate the rights offering;

•	changes in market conditions that adversely affect the Company’s ability to dispose of or work out assets adversely classified by it on advantageous terms or at all;

•	changes in market and interest rate conditions that adversely affect the Company’s ability to restructure its FHLB advances on advantageous terms;

•	the Company’s ability and efforts to assess, manage and improve its asset quality;

•	the strength of the economy in the Company’s target market area, as well as general economic, market, political or business factors;

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changes in the quality or composition of Company’s loan or investment portfolios, including adverse developments in borrower industries, decline in real estate values in its markets, or in the repayment ability of individual borrowers or issuers;

•	the effects of Company’s adjustments to the composition of its investment portfolio;

•	the impact of government intervention in the banking business;

•	an insufficient allowance for loan losses;

•	the Company’s ability to meet the capital requirements of its regulatory agencies;

•	changes in laws, regulations and the policies of federal or state regulators and agencies;

•	adverse reactions in financial markets related to the budget deficit of the United States government;

•	changes in the interest rates affecting the Company’s deposits and loans;

•	the loss of any of the Company’s key employees;

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changes in the Company’s competitive position, competitive actions by other financial institutions and the competitive nature of the financial services industry and the Company’s ability to compete effectively against other financial institutions in its banking markets;

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the Company’s potential growth, including its entrance or expansion into new markets, the opportunities that may be presented to and pursued by it and the need for sufficient capital to support that growth;

•	changes in government monetary policy, interest rates, deposit flow, the cost of funds, and demand for loan products and financial services;

•	the Company’s ability to maintain internal control over financial reporting;

•	the Company’s ability to raise capital as needed by its business;

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the Company’s reliance on secondary sources, such as Federal Home Loan Bank advances, sales of securities and loans, federal funds lines of credit from correspondent banks and out-of-market time deposits, to meet its liquidity needs;

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the Company’s ability to comply with the Written Agreement, which requires it to designate a significant amount of resources to complying with the agreement and may have a material adverse effect on the Company’s operations and the value of its securities;

•	possible changes to the Company’s Board of Directors, including in connection with the private placements and deferred dividends on the Company’s Capital Purchase Program preferred stock; and

•	other circumstances, many of which are beyond the Company’s control.

Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions and projections within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance, actions or achievements of the Company will not differ materially from any future results, performance, actions or achievements expressed or implied by such forward-looking statements. Readers should not place undue reliance on such statements, which speak only as of the date of this document. The Company does not undertake any steps to update any forward-looking statement that may be made from time to time by it or on its behalf.